UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2022

YUMANITY THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Guest Street, Suite 4410 Boston, MA	02135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-409-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YMTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Explanatory Note

As previously disclosed, on June 5, 2022, Yumanity Therapeutics, Inc., a Delaware corporation (“Yumanity”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Janssen Pharmaceutica NV (“Janssen” and the transactions contemplated thereby, the “Asset Sale”). Concurrently with the execution of the Asset Purchase Agreement, on June 5, 2022, Yumanity entered into an Agreement and Plan of Merger with Kineta, Inc., a Washington corporation (“Kineta”), and Yacht Merger Sub, Inc., a Washington corporation and wholly-owned subsidiary of Yumanity (the “Merger Agreement” and the transactions contemplated thereby, the “Merger”).

Prospectus Supplement

On December 5, 2022, Yumanity filed with the U.S. Securities and Exchange Commission (the “SEC”) a prospectus supplement on Form 424(b)(3) (the “Prospectus Supplement”) to the prospectus and proxy statement contained in the Registration Statement as defined below. The Prospectus Supplement (i) provides supplemental disclosures regarding the Merger to reflect the amendments to the Merger Agreement, (ii) provides supplemental disclosures regarding the Private Placement to reflect Amendment No. 2 to Securities Purchase Agreement and to revise Proposal No. 3 in the Registration Statement to, among other things, remove reference to the number of shares and purchase price of Yumanity common stock to be issued to the PIPE Investors (as defined below) in the Private Placement (as defined below), (iii) provides supplemental disclosures for additional updates since the declaration of effectiveness of the Registration Statement, including, among other things, relating to Kineta’s business with respect to the reduction in force by Kineta of 12 full-time and two part-time employees and the resignation of Jiyoung Hwang from the Kineta board of directors and (iv) provide a revised proxy card, reflecting revisions to Proposal No. 3 as set forth therein.

Amendment to the Merger Agreement

On December 5, 2022, Yumanity, Merger Sub and Kineta entered into Amendment No. 1 to the Merger Agreement (“Amendment No. 1 to the Merger Agreement”) which provided for, among other things (i) the amendment of the “Company Valuation” (as defined in the Merger Agreement) from $194 million to $153 million, which amendment will impact the exchange ratio for the Merger (the “Exchange Ratio”), such that existing Yumanity securityholders will holder a larger percentage of Yumanity common stock following the closing of the Merger than contemplated by the terms of the Merger Agreement prior to amendment, (ii) the amendment of the amount required to be retained by Yumanity following the issuance of a dividend to Yumanity stockholders of record prior to the closing of the Merger from $10 million to $7.5 million, and (iii) the amendment of the closing condition requiring aggregate cash proceeds of the Private Placement and any Interim Financing (as defined in the Merger Agreement) of Kineta of $27.5 million, such that only $7.5 million must be received prior to or substantially simultaneously with the closing of the Merger.

Amendment to PIPE Securities Purchase Agreement

As previously reported in the Current Report on Form 8-K filed by Yumanity with the SEC on June 6, 2022 (the “Original Report”), Yumanity previously entered into a securities purchase agreement (the “Securities Purchase Agreement”), dated June 5, 2022, with certain investors (the “Original PIPE Investors”), pursuant to which, and on the terms and subject to the conditions of which, the PIPE Investors agreed to purchase an aggregate of 14,354,067 shares (subject to proportional adjustment for any reverse stock split) of common stock of Yumanity, par value $0.001 per share (“Common Stock”), for $2.09 per share, for an aggregate purchase price of $30 million, in a private placement expected to close immediately following, and conditioned upon, the closing of the Merger (the “Private Placement”).

As previously reported in the Current Report on Form 8-K filed by Yumanity with the SEC on October 24, 2022 (the “Second Report”), Yumanity, Kineta and each of the Original PIPE Investors entered into an amendment to the Securities Purchase Agreement (“Amendment No. 1 to the Securities Purchase Agreement Amendment”) to (i) amend the per share purchase price and aggregate number of shares to be purchased, each as reflected therein, and (ii) provide for the issuance of an aggregate of 6,031,668 warrants to purchase shares of Kineta (the “Original Warrants”).

On December 5, 2022, Yumanity, the Original PIPE Investors, and certain additional investors (the “New PIPE Investors” and together with the Original PIPE Investors, the “PIPE Investors”) entered into Amendment No. 2 to the Securities Purchase Agreement (“Amendment No. 2 to the Securities Purchase Agreement Amendment”) which provided for (i) the sale and issuance of up to 4,545,455 shares of Yumanity common stock at a purchase price of $1.65 per share immediately following the effective time of the Merger (the “Effective Time”), (ii) the sale and issuance of a number of shares of Yumanity common stock at a purchase price equal to (a) the volume-weighted average price of Yumanity common stock for the five (5) trading days prior to March 31, 2023 (the “VWAP”), plus (b) 10% of the VWAP, equal to an aggregate purchase price of $22.5 million, on March 31, 2023, (iii) the forfeiture of the Original Warrants and (iv) the issuance to certain PIPE Investors of warrants to purchase shares of Kineta. The warrants were issued by Kineta and will be treated in the same manner as all other outstanding warrants of Kineta at the Effective Time and will receive a portion of the consideration allocated to other Kineta securityholders under the terms of the Merger Agreement. For the avoidance of doubt, the warrants are not issued by Yumanity. Any warrants issued to a PIPE Investor will only be exercisable following the closing of the Private Placement and will expire in the event any PIPE Investor fails to consummate the Private Placement pursuant to the terms of the Securities Purchase Agreement.

While the amended terms of the Private Placement will result in less proceeds received by Yumanity from the PIPE Investors immediately following the closing of the Merger, the total aggregate proceeds to be received by Yumanity remains unchanged. The purchase price per share for the shares issued on March 31, 2023 is based on the VWAP, and is not currently known. As a result, the Private Placement as amended by Amendment No. 2 to the Securities Purchase Agreement may result in the PIPE Investors owning an increased or decreased percentage of Yumanity Common Stock following March 31, 2023 than contemplated by Amendment No. 1 to the Securities Purchase Agreement.

Amendment to Registration Rights Agreement

As previously reported in the Original Report, Yumanity previously entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated June 5, 2022, with the Original PIPE Investors concurrently with the execution of the Securities Purchase Agreement. Pursuant to the Registration Rights Agreement, Yumanity will prepare and file a resale registration statement with the SEC within 60 calendar days following the closing of the Private Placement covering the shares of Yumanity’s common stock issued in the Private Placement. Yumanity has also agreed, among other things, to indemnify the PIPE Investors and their respective directors, officers, stockholders, members, partners, employees and agents, and each person who controls such Original PIPE Investor, from certain liabilities and to pay certain expenses incurred by Yumanity in connection with the registration of the shares issued in the Private Placement.

As previously reported in the Second Report, Yumanity, Kineta and each of the Original PIPE Investors entered into an amendment to the Registration Rights Agreement to amend the Schedule of Purchasers attached to the Registration Rights Agreement to reflect the number of shares purchased by each Original PIPE Investor pursuant to the Securities Purchase Agreement.

On December 5, 2022, Yumanity, Kineta and each of the PIPE Investors entered into a second amendment to the Registration Rights Agreement, (“Amendment No. 2 to the Registration Rights Agreement”), to, among other things, amend the Schedule of Purchasers attached to the Registration Rights Agreement to reflect the number of shares purchased by each Original PIPE Investor pursuant to the Securities Purchase Agreement.

The foregoing descriptions of the Securities Purchase Agreement Amendment, the Registration Rights Agreement Amendment, Merger Agreement Amendment and the transactions contemplated thereby are not complete and are subject to, and qualified in their entirety by reference to, the text of the Subscription Agreement Amendment, the Warrants and the Registration Rights Agreement Amendment, forms of which are included as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K (this “Current Report”), and incorporated herein by this reference.

Item 7.01.	Regulation FD Disclosure.

On December 5, 2022, Yumanity issued a press release announcing that its Board of Directors has declared a special cash dividend to its stockholders in connection with the Asset Sale and Merger (the “Special Dividend”). Yumanity estimates that the Special Dividend will be in a range of $1.34 to $1.43 per share of Yumanity common stock payable on or before December 29, 2022 to stockholders of record at the close of business on December 15, 2022. The Special Dividend will be equal to the gross proceeds of the Asset Sale, net of amounts used or retained for Yumanity’s outstanding obligations and minimum cash requirement associated with the closing of the Merger. Yumanity’s minimum cash requirement has been reduced from $10 million to $7.5 million as part of a recent amendment to the Merger Agreement. The exact amount of the Special Dividend will be calculated after Yumanity’s outstanding obligations and net cash position as of the actual closing date of the Merger are determined. Payment of the Special Dividend is conditioned upon the closing of both the Asset Sale and the Merger, which remain subject to the approval of Yumanity’s stockholders and other closing conditions. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Important Information and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed transactions between Yumanity and Kineta and between Yumanity and Janssen. In connection with the proposed transactions, on August 29, 2022, Yumanity filed with the SEC a registration statement on Form S-4 (the “Initial Registration Statement”), as amended by Amendment No. 1 to the Initial Registration Statement filed with the SEC on October 3, 2022, Amendment No. 2 to the Initial Registration Statement filed with the SEC on October 24, 2022 and Amendment No. 3 to the Initial Registration Statement filed with the SEC on November 4, 2022 (together with the Initial Registration Statement, the “Registration Statement”), which contains a preliminary proxy statement and prospectus. The Registration Statement has been declared effective by the SEC on November 10, 2022. Yumanity subsequently filed the definitive proxy statement/prospectus (the “Proxy Statement”) on November 10, 2022, which has been mailed to stockholders of record as of the close of business on November 4, 2022. On December 5, 2022, Yumanity filed with the SEC and mailed to stockholders of record as of the close of business on November 4, 2022, a supplement to the proxy statement and prospectus contained in the Registration Statement (the “Prospectus Supplement”). Investors and securityholders of Yumanity and Kineta are urged to read these materials when they become available because they contain important information about Yumanity, Kineta and the proposed transactions. This communication is not a substitute for the Registration Statement, the Proxy Statement, the Prospectus Supplement or any other documents that Yumanity may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Yumanity’s website at www.yumanity.com, on the SEC’s website at www.sec.gov or by directing a request to Yumanity’s Investor Relations at (212) 213-0006 ext. 331.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

Each of Yumanity, Kineta and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Yumanity in connection with the proposed transactions. Information about the executive officers and directors of Yumanity is set forth in Yumanity’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 25, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Yumanity, is set forth in the Proxy Statement and will be set forth in any other relevant documents to be filed with the SEC. You may obtain free copies of these documents as described above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibit furnished herewith contain forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the proposed merger between Yumanity and Kineta and the proposed asset sale to Janssen, including whether and when the transactions will be consummated; statements about the structure, timing and completion of the proposed transactions; the listing of the combined company on Nasdaq after the closing of the proposed merger; expectations regarding the ownership structure of the combined company after the closing of the proposed merger; the expected executive officers and directors of the combined company; the expected cash position of each of Yumanity and Kineta and the combined company at the closing of the proposed merger; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; the executive and board structure of the combined company; the location of the combined company’s corporate headquarters; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical and preclinical results; Kineta having sufficient resources to advance its pipeline; and other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Yumanity, Kineta, Janssen and the PIPE Investors to consummate the proposed merger, asset sale or the Private Placement, as applicable; (iii) risks related to Yumanity’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Yumanity stockholders and Kineta shareholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Yumanity’s common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) the risk that the amount of the dividend distributed to Yumanity stockholders in connection with the asset sale, if any, may be lower than currently anticipated; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; and (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Yumanity’s most recent Annual or Quarterly Report filed with the SEC, and in other filings that Yumanity makes and will make with the SEC in connection with the proposed transactions, including the Proxy Statement. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Yumanity expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Amendment No. 1 to the Merger Agreement dated December 5, 2022.

10.2	Form of Amendment No. 2 to the Securities Purchase Agreement dated December 5, 2022.

10.3	Form of Warrant, dated December 5, 2022

10.4	Form of Amendment No. 2 to the Registration Rights Agreement, dated December 5, 2022.

99.1	Press release, dated December 5, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yumanity Therapeutics, Inc.

Date: December 5, 2022	By:	/s/ Richard Peters
Richard Peters
President and Chief Executive Officer